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                                                                      Exhibit 11
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                                                                      Exhibit 11


CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the captions "Financial Highlights" and "Legal Counsel and Independent Auditors" in the prospectus and "Additional Information - Independent Auditors" in the Statement of Additional Information and to the use of our report on Needham Growth Fund dated January 31, 1997, in this Registration Statement (Form N-1A 33-98310) of The Needham Funds, Inc.


                                                               ERNST & YOUNG LLP



New York, New York
April 10, 1997